UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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ADVISORS SERIES TRUST

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Semper MBS Total Return Fund
Semper Short Duration Fund
each a series of Advisors Series Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

December 29, 2022
Dear Shareholder:

I am writing to inform you about an upcoming special meeting (the “Special Meeting”) of the shareholders of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”). The Special Meeting is being held to seek shareholder approval of the proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement:
(i)approval of an investment sub-advisory agreement between Semper Capital Management, L.P. and Medalist Partners LP, on behalf of each Fund; and
(ii)approval for the Funds to operate under a “manager of managers” arrangement, which would allow greater flexibility with respect to changing sub-advisory arrangements; and
(iii)to transact such other business as may properly come before the Special Meeting and any adjournments thereof.
Enclosed you will find a notice of the Special Meeting, a Proxy Statement with additional information about the Proposals, and a proxy card with instructions for voting. Following this letter, you will find questions and answers regarding the Proxy Statement that are designed to help you understand the Proxy Statement and how to cast your votes. These questions and answers are being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

The Board of Trustees of the Trust believes the Proposals are in the best interest of the Funds and their shareholders and recommend that you vote “FOR” the proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees.

The Special Meeting is scheduled to be held at 11:00 a.m. Central time on February 15, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If you are a shareholder of record as of the close of business on December 12, 2022, you are entitled to vote at the Special Meeting and at any adjournment thereof. Your vote is extremely important. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing, and returning the enclosed proxy card, voting by telephone, or voting using the internet. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.
If you have any questions regarding the Proposals or Proxy Statement, please do not hesitate to call toll-free 1-877-478-5042. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Funds.

Sincerely,
Gregory A. Parsons
Chief Executive Officer
Semper Capital Management, L.P.

Semper MBS Total Return Fund
Semper Short Duration Fund
each a series of Advisors Series Trust
615 East Michigan Street, Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING
TO BE HELD February 15, 2023

A special meeting of shareholders (the “Special Meeting”) of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), will be held on February 15, 2023, at 11:00 a.m. Central time, at the offices of the Funds’ administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, or any adjournments thereof, shareholders of each Fund will be asked to act upon the following proposals:

PROPOSAL 1:    To approve an investment sub-advisory agreement between Semper Capital Management, L.P. and Medalist Partners LP, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.

PROPOSAL 2:    To approve a “manager of managers” arrangement that would grant each Fund and Semper Capital Management, L.P. greater flexibility to change sub-advisory arrangements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust.

PROPOSAL 3:    To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE PROPOSALS.

The Trust’s Board of Trustees has fixed the close of business on December 12, 2022, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. In addition to the proposals above, shareholders may also consider any other business as may be properly brought before the Special Meeting.
Please read the accompanying Proxy Statement. Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Funds. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet. Proxies may be revoked prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting, delivering a subsequently dated proxy card by any of the methods described above, or by voting in person at the Special Meeting.
By Order of the Board of Trustees,
Elaine E. Richards
Secretary
Advisors Series Trust
December 29, 2022

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

Below is a brief overview of the matters being submitted to a shareholder vote. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement (“Proxy Statement”), which contains additional information about the proposals (the “Proposals”), and keep it for future reference.
QUESTIONS AND ANSWERS
Q.     Why are you sending me this information?
A.     You are receiving these proxy materials because you have the right to vote on important Proposals concerning your investment in the Semper MBS Total Return Fund and/or Semper Short Duration Fund (each a “Fund” and collectively the “Funds”).
Q.     What are the Proposals being considered at the Meeting?
A.     You are being asked to vote on the following proposals:

Proposal	Description	Funds
1	To approve an investment sub-advisory agreement between Semper Capital Management, L.P. and Medalist Partners LP, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.	Each Fund, voting separately
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To approve a “manager of managers” arrangement that would grant each Fund and Semper Capital Management, L.P. greater flexibility to change sub-advisory arrangements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust.
Each Fund, voting separately
3	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.	Each Fund, voting separately
Q.     Will either of the Proposals affect the investments made by the Funds?
A.     No. Approval of the Proposals by Fund shareholders will not have any effect on the principal investment strategies used by either Fund.
Q.     Will Proposal 1 result in any change in the fees or expenses payable by the Funds?
A.     No. Approval of Proposal 1 by Fund shareholders will not affect the fees or expenses payable by the Funds. If the Sub-Advisory Agreement is approved by a Fund’s shareholders, Semper Capital Management, L.P. (the “Advisor”) will pay a sub-advisory fee to Medalist Partners LP (the “Sub-Advisor”) for services it provides to that Fund. As the sub-advisory fee is paid by the Advisor and not the Funds, the fees and expenses for each Fund will not be impacted as a result of either proposal.
Q.     Why am I being asked to approve a Sub-Advisory Agreement?
A.     The Advisor has determined that it would benefit each Fund and its shareholders if Medalist were to serve as a Sub-Advisor to each of the Funds. In its role as Sub-Advisor, Medalist will provide the existing portfolio manager(s) with additional investment research support, primarily related to structured fixed income securities. This additional support will enable the portfolio manager to leverage the investment analysis of Medalist for certain securities in which the Funds invest. The existing portfolio manager(s) will remain responsible for oversight of Medalist and for day-to-day management of the assets in each Fund and will retain final decision making authority with respect to selection of Fund portfolio holdings.
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Q.     Will there be any changes in the services provided by the Advisor to the Funds under the Sub-Advisory Agreement?
A.     No. Under the proposed arrangements the Advisor will continue to provide substantially the same day-to-day portfolio management services to the Funds as it currently provides. The only change is that for structured fixed income securities, Medalist will provide investment research and recommendations to the Funds’ portfolio manager(s). Investment recommendations made by Medalist will be subject to review and implementation by the existing portfolio manager(s).
Q.    Why am I being asked to approve a “manager of managers” arrangement?
A.    The Advisor previously received “manager of managers” exemptive relief from the Securities and Exchange Commission (the “SEC”) for another fund within the Trust that has since been liquidated. The Advisor intends to amend its application for relief to cover the Funds. The “manager of managers” relief will provide the Advisor with the flexibility to enter into and materially amend sub-advisory agreements in the future with affiliated or unaffiliated sub-advisors, with the approval of the Board, but without shareholder approval. This exemptive relief would allow the Funds to avoid the costs and delays associated with holding a shareholder meeting. There is no guarantee that the SEC will grant the relief requested in the Advisors amended application.
The proposed “manager of managers” relief will empower the Board, on behalf of the Funds, to approve a new sub-advisor, or change an existing sub-advisor, without a proxy solicitation. Under the arrangement, shareholders will receive substantially the same information about a sub-advisor change as they would have received if they had received voting materials for the change. This information will be delivered to shareholders within 90 days after the change. The Board, including a majority of the trustees who are not interested persons of the Trust as defined under the Investment Company Act of 1940, as amended, is required to approve any agreement with a new sub-advisor or any change in an existing sub-advisor’s agreement.
Q.    Will Proposal 2 result in any change in the fees or expenses payable by the Funds?
A.    No. If a new sub-advisor charges a higher fee than its predecessor (or if an existing sub-advisor increases its fee), the Advisor would not be permitted to pass these costs on to the Funds without first obtaining shareholder approval. Therefore, a new sub-advisor may charge a higher fee than its predecessor (or an existing sub-advisor may increase its fee) without shareholder approval, as long as the increase in sub-advisory fees does not result in an increase in that Fund’s overall management fee.
Q.    Will there be any changes to the portfolio management team for my Fund?
A.    No. The Funds’ existing portfolio management team will not change if shareholders approve the Proposals. It is anticipated, that effective March 30, 2023, Vesta Marks, CFA, Managing Director, a portfolio manager and Head of Trading at the Advisor, will join Thomas Mandel, CFA, CIO, as a portfolio manager for each Fund. This change is unrelated to the proposals being considered.
Q.     Will there be any changes to the Funds’ investment policies, strategies or risks in connection with the Sub-Advisory Agreement?
A.     Each Fund’s investment policies, strategies, and risks will not change as a result of either Proposal
Q.     What will happen if Fund shareholders do not approve either Proposal?
A.     Each Fund will vote separately on each Proposal. It is possible that the Proposals may be approved by shareholders of one Fund but not by shareholders of the other Fund. If that were the case, management expects that the shareholder meeting would be adjourned for the particular Fund to give more time to solicit shareholder votes in favor of the Proposal or Proposals that did not receive shareholder approval. Each Proposal will be implemented with respect to the Funds that approved it. In the case that a Proposal is not approved, the Board will consider other possible courses of action. The Board will take such action
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as it deems necessary and in the best interests of that Fund and its shareholders, which may include further solicitation of that Fund’s shareholders or solicitation of the approval of different proposals.
Q.     How does the Board recommend that I vote in connection with the Proposals?
A.     The Board unanimously recommends that you vote “FOR” the approval of the Proposals described in the Proxy Statement.

OTHER MATTERS
Q.     Will my Fund pay for this proxy solicitation?
A.     No. The Advisor or its affiliates will pay for the costs of this proxy solicitation, including the printing and mailing of the Proxy Statement and related materials.
Q.     How can I vote my shares?
A.    For your convenience, there are several ways you can vote:
By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone: Call the number printed on the enclosed proxy card(s);
By Internet: Access the website address printed on the enclosed proxy card(s); or
In Person: Attend the Meeting as described in the Proxy Statement.
Q.     How may I revoke my proxy?
A.     Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the appropriate Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
Q.     Where can I obtain additional information about this Proxy Statement?
A.     If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, AST Fund Solutions (the “Proxy Solicitor”), at 1-877-478-5042. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m. Eastern Time.

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Semper MBS Total Return Fund
Semper Short Duration Fund
each a series of Advisors Series Trust
615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT December 29, 2022
This Proxy Statement is being furnished to the shareholders of the Semper MBS Total Return Fund and the Semper Short Duration Fund (together the “Funds”), each a series of Advisors Series Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with each Fund’s solicitation of its shareholders’ proxies for use at a special meeting of shareholders of the Funds (the “Special Meeting”) to be held on February 15, 2023, at 11:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purposes set forth below and in the accompanying Notice of Special Meeting.
Shareholders of record at the close of business on the record date, established as December 12, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is January 3, 2023. The Special Meeting will be held to obtain shareholder approval for the following proposals (the “Proposals”):
PROPOSAL 1:    To approve an investment sub-advisory agreement between Semper Capital Management, L.P. and Medalist Partners LP, on behalf of each Fund. No increase in shareholder fees or expenses is being proposed.
PROPOSAL 2:    To approve a “manager of managers” arrangement that would grant each Fund and Semper Capital Management, L.P. greater flexibility to change sub-advisory arrangements without shareholder approval, but subject to prior approval by the Board of Trustees of the Trust.
PROPOSAL 3:    To transact such other business as may properly come before the Special Meeting and any adjournments thereof.
At your request, the Trust will send you a free copy of the most recent audited annual report for the Funds or the Funds’ current prospectus and statement of additional information (“SAI”). Please call the Funds at (855) 736-7799 (855-SEM-PRXX) or write to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, to request an annual report, prospectus, or SAI, or with any questions you may have relating to this Proxy Statement.
Background. Semper Capital Management, L.P., the Funds’ investment advisor, is an investment advisor registered with the U.S. Securities and Exchange Commission (“SEC”) and has provided investment advisory services to the Funds since each Fund’s inception. The Advisor has proposed to the Board of Trustees of the Trust (the “Board”) that Medalist Partners, LP serve as sub-advisor to each of the Funds. The Advisor has also proposed that both Funds operate under a “manager of managers” arrangement. Such arrangement would allow the Advisor the flexibility to change sub-advisory arrangements without shareholder approval, but subject to prior approval by the Board.
At an in-person meeting of the Board held on December 7-8, 2022 (the “Meeting”), the Advisor requested, and the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor, and Medalist, on behalf of each Fund. The Sub-Advisory Agreement cannot become effective until approved by a majority vote of the outstanding shares of each Fund. The Advisor will continue to advise the Funds pursuant to an investment advisory agreement and will continue to advise the Funds, whether or not shareholders approve the Sub-Advisory Agreement, and there will be no changes to either Fund’s investment objective, investment strategies or policies as a result of the addition of Medalist as a sub-advisor.

Approval of the Sub-Advisory Agreement will not increase the advisory fees paid by the Funds as Medalist will be paid by the Advisor, not the Funds. Other Fund fees and expenses will not increase as a result of the approval of the Sub-Advisory Agreement. The Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Proposals are not approved by the Funds’ shareholders, the Board will consider alternatives for the Fund and take such action as it deems necessary and in the best interests of the Funds and their shareholders, which may include further solicitation of the Funds’ shareholders or solicitation of the approval of different proposals.
The Board believes the Proposals are in the best interests of the Funds and their shareholders and recommends that you vote “FOR” the Proposals. Importantly, approval of the Proposals will not result in any increase in shareholder fees.

PROPOSAL 1: APPROVAL OF SUB-ADVISORY AGREEMENT

    The Advisor, located at 52 Vanderbilt Avenue, Suite 401, New York, NY 10017, has served as the investment advisor to the Semper MBS Total Return Fund since its inception on July 22, 2013 and has served as the investment advisor to the Semper Short Duration Fund (including its predecessor fund) since its inception on December 23, 2010. The Advisor manages the Semper MBS Total Return Fund pursuant to an investment advisory agreement dated March 22, 2018, which agreement was approved by a majority of the Fund’s outstanding voting securities at a shareholder meeting held the same day. The purpose of the shareholder meeting was to seek shareholder approval to increase the investment management fee for the Fund. The Advisor manages the Semper Short Duration Fund pursuant to an investment advisory agreement dated March 9, 2015, which agreement was approved by a majority of both Funds’ outstanding voting securities at a shareholder meeting held March 6, 2015 to approve a new investment advisory agreement due to a change of control of the Advisor. The Board most recently renewed the Agreements for an additional year at a meeting held December 7-8, 2022. For its services, the Semper MBS Total Return Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.60% of its average daily net assets up to $1.5 billion, 0.55% for the next $1 billion, and 0.50% over $2.5 billion, and the Semper Short Duration Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.35% of its average daily net assets. For the fiscal year ended November 30, 2022, the Adviser received a management fee of 0.60% of the Semper MBS Total Return Fund’s average daily net assets, and received a management fee of 0.30% of the Semper Short Duration Fund’s average daily net assets, after waivers. Neither Fund has previously utilized the services of a sub-advisor.

Medalist, located at 777 Third Avenue, Suite 1402, New York, NY 10017, is an alternative investment management firm focused on credit opportunities, and is registered with the SEC. Medalist was formed as a Delaware limited liability company in 2017 and converted to a Delaware limited partnership in 2018. The principal owners and partners of Medalist are Gregory Richter, Michael Ardisson and John Slonieski. Gregory Richter is also the managing member of Medalist Partners General LLC, the general partner of Medalist.
Summary of the Sub-Advisory Agreement. A copy of the form of the Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Sub-Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.
Duration and Termination. The Sub-Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.
The Sub-Advisory Agreement may be terminated without penalty (i) by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of a Fund, or by the Advisor, in each case, upon sixty (90) days’ written notice to the Sub-Advisor; (ii) immediately upon any assignment, as defined in the 1940 Act; or (iii) by the Sub-Advisor upon ninety (90) days’ written notice to the Advisor and the Board.
Sub-Advisory Services. The Sub-Advisory Agreement requires that the Sub-Advisor provide investment recommendations to the Advisor, in accordance with each Fund’s investment objective, guidelines, policies, and restrictions, with such recommendations subject to the final determinations of the Advisor. The Sub-Advisor is subject to oversight by the Advisor.

Management Fees. The Sub-Advisory Agreement has a sub-advisory fee, paid by the Advisor and not by the Funds, based on the average daily net assets of each Fund, equal to the rates in the table below. The fee is computed daily and paid monthly. Because the sub-advisory fee is paid by the Advisor and not by the Funds, approval of the Sub-Advisory Agreement will not affect the fees paid by Fund shareholders.

Based on Fund Assets	Semper MBS Total Return Fund	Semper Short Duration Fund
$0 up to $999,999,999	21.25 bps	11.25 bps
$1,000,000,000 to $1,249,999,999	23.50 bps	12.50 bps
$1,250,000,000 to $1,499,999,999	24.50 bps	13.00 bps
$1,500,000,000 to $1,999,999,999	26.00 bps	14.00 bps
$2,000,000,000 and above	30.00 bps	16.00 bps
Brokerage Policies. The Sub-Advisory Agreement does not authorize the Sub-Advisor to perform any brokerage services for either Fund.
Payment of Expenses. The Sub-Advisory Agreement provides that the Sub-Advisor will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Funds.
Other Provisions. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, fraud, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its duties under the agreement on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.
Portfolio Manager. If Fund shareholders approve the Proposal, there will be no change to the Funds’ portfolio manager(s). It is anticipated, that effective March 30, 2023, Vesta Marks, CFA, Managing Director, a portfolio manager and Head of Trading at the Advisor, will join Thomas Mandel, CFA, CIO, as a portfolio manager for each Fund. This change is unrelated to the proposals being considered. The portfolio manager(s) will remain as follows:

Portfolio Managers	Position(s) with the Adviser
Thomas Mandel, CFA	Chief Investment Officer

    Mr. Thomas Mandel, CFA, co-founded the firm in 1992 and is the Chief Investment Officer with primary responsibility over the administration and implementation of investment management activities. Tom also serves on the Investment, Risk Management Compliance Committees. He is also the portfolio manager primarily responsible for the day-to-day management of the Funds. Mr. Mandel has served as the Short Duration Fund’s portfolio manager since its inception in 2010 and the Total Return Fund’s portfolio manager since January 2015. Prior to co-founding the firm, Tom served as a Principal and Fixed Income Portfolio Manager at 1838 Investment Advisors. He previously served as a Senior Vice President and Portfolio Manager at Century Institutional Advisors. Tom began his career as a Portfolio Manager and Credit Manager at Chase Investors Management Corp. Tom earned an MBA and a BS from the University of Pennsylvania Wharton School.
    Executive Officers and Directors of Medalist. Information regarding the principal executive officers and directors of Medalist is set forth below. The address of Medalist and its executive officers and directors is 777 Third Avenue, Suite 1402, New York, NY 10017. The following are the executive officers and directors of Medalist:

Name	Position with Sub-Advisor
Gregory Richter	Chief Executive Officer, Co-Head of Structured Credit & Asset Finance, Partner
Michael Ardisson	Head of Business Development, Chief Operating Officer, President, Partner
Gurdev Dillon	Chief Financial Officer of Private Credit
John Slonieski	Director of Private Credit, Partner
Ericka Iachello	Chief Compliance Officer and Chief Financial Officer of Structured Credit
No Trustee or officer of the Trust currently holds any position with Medalist or its affiliated persons.
    Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Sub-Advisory Agreement are fair to, and in the best interests of, the Funds and their shareholders. The Board was presented with information demonstrating that the Sub-Advisory Agreement would enable each Fund’s shareholders to continue to obtain quality services at a cost that was fair and reasonable.
    In considering the Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent, and quality of the services to be provided by Medalist; (ii) the historical performance of the Funds; (iii) the estimated cost of the services to be provided by Medalist and the fact that the sub-advisory fee will be paid entirely by the Advisor; (iv) any fall-out benefits that may be enjoyed by Medalist or its affiliates; (v) comparative fee information for other accounts managed by Medalist; (vi) the Portfolio Manager for the Funds will remain the same; and (vii) other factors the Board deemed to be relevant.
Prior to and during the Meeting, representatives from the Advisor and Sub-Advisor presented additional oral and written information to help the Board evaluate the Sub-Advisor’s fees and other aspects of the Sub-Advisory Agreement. Among other things, representatives from the Sub-Advisor provided an overview of their advisory business, including key personnel, the firm’s compliance infrastructure, and the firm’s rigorous investment research process. Medalist provided the Board with prior performance data of a private fund that invests in structured fixed income securities, which the Board found to be acceptable. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.
Nature, Extent, and Quality of Services Provided. The Board noted the responsibilities that Medalist would have under the proposed investment sub-advisory agreement. The Board noted the Advisor believes that the engagement of Medalist should enhance the quality of research services that are being provided to the Funds.
In considering the nature, extent, and quality of the services to be provided by the Sub-Advisor, the Board considered the quality of the Sub-Advisor’s compliance infrastructure and the determination by the Advisor that the Sub-Advisor has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of the Sub-Advisor’s registration form (“Form ADV”), as well as the response of the Sub-Advisor to a detailed series of questions which included, among other things, information about the background and experience of the team members that would primarily responsible for making recommendations to the Advisor. The Board also considered Medalist’s resources and capacity with respect to portfolio management, compliance, and operations.
After discussion, the Independent Trustees concluded that the Sub-Advisor has the appropriate personnel and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality, cost, and extent of such services was expected to be satisfactory.
Costs of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees to be paid by the Advisor to Medalist for its services to the Funds under the Sub-Advisory Agreement. The Board considered that the fees to be paid to Medalist would be paid by the Advisor from the fee the Advisor receives from the Funds and noted that the sub-advisory fees paid to Medalist under the Sub-Advisory Agreement reflected an arm’s-length negotiation between the Advisor and Medalist based on the nature of the services to be provided and size of the Funds. The Board further determined that the sub-advisory fee reflected an appropriate allocation of the advisory fee paid by the Fund to the Advisor given the work to be performed by each firm. The Board also evaluated the compensation and benefits expected to be received by Medalist from its relationship with the Funds, taking into account an analysis of Medalist’s estimated profitability with respect to the Funds.
The Board recognized that the Sub-Advisor is likely to realize economies of scale in managing the Funds as assets grow in size. The Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.
Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” APPROVAL OF THE SUB-ADVISORY AGREEMENT.

PROPOSAL 2: APPROVAL OF “MANAGERS OF MANAGERS” ARRANGEMENT
You are being asked to approve a “manager of managers” arrangement that would permit the Funds and the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor and a Fund to manage all or a portion of the Fund’s assets without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Board, including the trustees that are not interested persons of the Trust as defined by the 1940 Act, as amended (“Independent Trustees”), has approved the use of a “manager of managers” arrangement, and any such arrangement utilized by the Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Independent Trustees).

If shareholders of the Funds approve Proposal 2, each Fund would be able to implement a “manager of managers” arrangement in the event that the Advisor is granted an SEC exemptive order. In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board, (including a majority of the Independent Trustees). In view of the fact that “manager of managers” exemptive orders are typically subject to the condition that shareholders of the fund approve a “manager of managers” arrangement prior to reliance on the exemptive order, the Board has determined to ask each Fund’s shareholders to approve the proposed “manager of managers” arrangement for each Fund in conjunction with the solicitation of shareholder approval of the other proposal discussed in this Proxy Statement. This approach is expected to save the Funds the cost of seeking shareholder approval of a “manager of managers” arrangement following the issuance of a relevant exemptive order.

Benefit to the Funds. Based on the recommendation of the Advisor, the Board believes that it is in the best interests of each shareholder to provide the Advisor and the Board with increased flexibility to recommend, supervise, evaluate and change sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the proposed “manager of managers” arrangement, each Fund would be required to call and hold a shareholder meeting of the Fund before it appoints a sub-advisor or materially amends a sub-advisory agreement. Additionally, a Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, a Fund must create and distribute proxy materials and solicit proxy votes from the Fund’s shareholders. This process is time-consuming and costly, and such costs may be borne by the Fund, thereby reducing shareholders’ investment returns. A “manager of managers” arrangement allows each Fund and the Advisor to make decisions regarding sub-advisory services solely with regard to merit and without factoring the significant costs and time delays associated with seeking and obtaining shareholder approval. It is anticipated that a “manager of managers” arrangement will permit the Funds to operate more efficiently and cost-effectively.
If shareholders approve Proposal 2 and the SEC grants the exemptive relief the Funds intend to seek, the Board will oversee the selection and engagement of sub-advisors for the Funds. Further, the Board, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements. Finally, under the 1940 Act, the Board, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually, following an initial two year period. Prior to entering into, renewing or amending a sub-advisory agreement, the Advisor and the relevant sub-advisor will have a legal duty to provide the Board with information on factors pertinent to the Board’s decision regarding those advisory arrangements.
If shareholders of either Fund do not approve Proposal 2, that Fund would likely solicit additional shareholder approval of the proposed “manager of managers” arrangement.

Effect on Fees and Quality of Advisory Services. Proposal 2 does not affect the amount of investment advisory fees paid by the Funds to the Advisor. When entering into and amending sub-advisory agreements, the Advisor will negotiate fees paid to the sub-advisors for their services. The sub-advisory fees are paid by the Advisor out of a Fund’s investment advisory fee. The fees paid to the Advisor by the Funds will be considered by the Board in approving and renewing advisory and sub-advisory agreements.

Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a Fund to the Advisor. Further, whether or not shareholders approve Proposal 2, the Advisor will continue to be required to provide the same level of management and administrative services to the Funds as it currently provides to the Funds.
Conditions for Establishing a Manager of Managers Arrangement. Currently, the only means for establishing a “manager of managers” arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Advisor currently has received SEC relief for another Fund, which they manage for the Trust. The Advisor and the Trust intend to file a request to amend such relief so that it also will cover the Funds (the “Application”). Although there can be no assurance, the Advisor and the Trust expect that the SEC will grant such amendment to the Application.

If shareholders of each Fund approve Proposal 2, the Advisor and each Fund would be authorized to (1) engage new or additional sub-advisors; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisors without obtaining further approval of the Fund’s shareholders, provided that the Board, including a majority of the Independent Trustees, has approved the new or amended sub-advisory agreement.
Under the terms and conditions of the potential SEC exemptive order, the Advisor and the Funds would be subject to several conditions imposed by the SEC. For example, within 90 days of the hiring of a new sub-advisor, a Fund would be required to provide its shareholders with an information statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” APPROVAL OF A “MANAGER OF MANAGERS” ARRANGEMENT.

Expenses Related to the Proposals. All direct expenses associated with the Proposals will be borne by the Advisor or its affiliates and not by the Funds. See below for more information about the total estimated costs.
Required Vote. Approval of the Proposals require the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If Proposal 1 is approved by the Funds’ shareholders, the Sub-Advisory Agreement is expected to become effective upon its approval at the Special Meeting. If the Funds’ shareholders do not approve one or both Proposals, the Board will consider alternatives for the Funds and take such action as it deems necessary and in the best interests of the Funds and their shareholders, which may include further solicitation of the Funds’ shareholders to approve either the Sub-Advisory Agreement or a different, newly proposed sub-advisory agreement.
OTHER BUSINESS
Additional Information about the Trust. No Trustee or officer of the Trust currently holds any position with any investment adviser or sub-advisor to the Trust.
Record Date/Shareholders Entitled to Vote. Each Fund is a separate series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Funds are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Funds, including the Proposals. No class of either Fund has different or separate voting rights with respect to any of the proposals.

Shareholders of the Trust at the close of business on December 12, 2022, the Record Date, will be entitled to be present and vote at the Special Meeting. As of the close of business on the Record Date there were 41,833,333 common shares of the Semper MBS Total Return Fund and 21,479,590 common shares of the Semper Short Duration Fund issued and outstanding.
Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call toll-free 1-877-478-5042. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposals and may vote at their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.
    If sufficient votes are not received by the date of the Special Meeting, the Special Meeting may be adjourned, once or more, by either the chairman of the Special Meeting or by the vote of the holders of a majority of the Fund shares present at the Special Meeting in person or by proxy to permit further solicitation of proxies. If there is a vote to adjourn, persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposals and vote against adjournment all proxies that voted against the Proposals.
Quorum Required. Each Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to that Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least 40% of the outstanding shares of the Fund entitled to vote at the Special Meeting.
Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on a proposal. However, it is the Trust’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Special Meeting, there are unlikely to be any “broker non-votes” at the Special Meeting.
If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the chairman of the Special Meeting or the holders of a majority of the Fund shares present at the Special Meeting, in person or by proxy, may adjourn the Special Meeting with respect to such proposal and such fund or funds, as necessary, to permit further solicitation of proxies.
Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Trust or the Advisor or Sub-adviser, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Advisor will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies. The expenses connected with the Proposals, the Special Meeting and the solicitation of proxies are estimated to be $100,000. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of a Fund held of record by such persons. The Advisor may reimburse such broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of a Fund.
Other Information. The Funds’ distributor and principal underwriter is Quasar Distributors, LLC, 111 E. Kilbourn Ave., Suite 2200, Milwaukee, Wisconsin 53202. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and administrator.
Share Ownership. To the knowledge of the Trust’s management, as of the close of business on December 12, 2022, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on December 12, 2022, persons owning of record more than 5% of the outstanding shares of each Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.
Semper MBS Total Return Fund – Investor Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	1,057,570	48.22%	Record
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	557,807	25.43%	Record
TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	236,524	10.78%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	112,252	5.12%	Record
Semper MBS Total Return Fund – Institutional Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	5,713,844	14.61%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	8,231,735	21.05%	Record
RELIANCE TRUST CO PO BOX 78446 ATLANTA GA 30357	12,543,349	32.08%	Record
Zions First National Bank PO Box 30880 Salt Lake City, UT 84130-0880	4,615,163	11.80%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	2,867,343	7.33%	Record

Semper MBS Total Return Fund – Class A Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership

Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	294,802	54.73%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	135,141	25.09%	Record
JP Morgan Securities, LLC 1 Metrotech Ctr. N. Fl. 3 Brooklyn, NY 11201-3873	34,544	6.41%	Record

Semper Short Duration Fund – Investor Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	877,980	42.28%	Record
UBS WM USA Special Custody A/C 1000 Harbor Blvd. Weehawken, NJ 07086-6761	489,828	23.59%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers of MSSB 1 New York Plaza, Floor 12 New York, NY 10004-1932	262,206	12.63%	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	227,752	10.97%	Record

Semper Short Duration Fund – Institutional Class Principal Shareholders

Name and Address	Number of Shares Held	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105-1901	6,510,023	33.55%	Record
National Financial Services, LLC 499 Washington Blvd, 4th Floor Jersey City, NJ 07310-1995	3,540,407	18.25%	Record
SEI Private Trust Company Attn: Mutual Fund Administrator c/o Principal Financial One Freedom Valley Drive Oaks, PA 19456-9989	2,330,554	12.01%	Record
TD Ameritrade Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	1,792,126	9.24%	Record
Reliance Trust Co FBO Fiduciary Trust C/R PO Box 78446 Atlanta, GA 30357	1,528,760	7.88%	Record

Reports to Shareholders. Copies of the Funds’ most recent annual and semi-annual reports may be requested without charge by writing to the Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling toll-free (855) 736-7799 (855-SEM-PRXX).
GENERAL INFORMATION
Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the proposals described above. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.
Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.
Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (855) 736-7799 (855-SEM-PRXX). If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call (855) 736-7799 (855-SEM-PRXX) or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.
This Proxy Statement is available on the internet at https://vote.proxyonline.com/semper/docs/2023mtg.pdf. You may request a copy by mail (Semper Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-877-478-5042. Representatives will be available Monday through Friday, 9 a.m. to 10 p.m. Eastern time. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the [__] day of [______], 2023, by and among Medalist Partners LP, a Delaware limited partnership located at 777 Third Avenue, Suite 1402, New York, NY 10017 (the “Sub-Adviser”) and Semper Capital Management, L.P., a Delaware limited partnership located at 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 (the “Manager”), on behalf of the series of Advisors Series Trust (the “Trust”) indicated on Schedule A (each a “Fund” and collectively the “Funds”).
WHEREAS, the Manager and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, the Trust has retained the Manager to perform investment advisory services for the Funds under the terms of an investment advisory agreement, dated March 22, 2018 between the Manager and the Trust on behalf of the Funds (the “Management Agreement”); and
WHEREAS, the Manager, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide certain investment advisory services to the Funds listed on Schedule A (as it may be amended from time to time); and
WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities;
NOW, THEREFORE, WITNESSETH: That the parties hereby agree as follows:
1. APPOINTMENT OF SUB-ADVISER.
(a) Acceptance. The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Funds’ assets.
(b) Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Funds.
(c) The Sub-Adviser’s Representations. The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Sub-Adviser represents, warrants and agrees that it is registered as an adviser under the Advisers Act.
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(d) The Manager’s Representations. The Manager represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The Manager further represents, warrants and agrees that it has the authority under the Management Agreement to recommend the appointment of the Sub-Adviser. The Manager further represents and warrants that it has received a copy of Part 2 of the Sub-Adviser’s Form ADV. The Manager further represents and warrants that the Funds are either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.
(e) Plenary authority of the Board of Trustees. The Sub-Adviser and the Manager both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.
2. PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.
The Sub-Adviser will provide for each Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the respective Fund, as established by the Funds and the Manager and provided to the Sub-Adviser in writing. The current policies, objectives and restrictions are attached hereto as Exhibit A. From time to time, the Manager or either Fund may provide the Sub-Adviser with written copies of additional or amended investment policies, guidelines and restrictions, which shall become effective at such time as agreed upon by both parties. The Sub-Adviser will, subject to the Manager’s oversight, make recommendations regarding the reinvestment of the assets for each Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Manager, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Adviser in writing by the Manager or either Fund from time to time, and further subject to the plenary authority of the Funds’ Board of Trustees.
In addition, the Sub-Adviser will, at its own expense:
(a) advise the Manager and the Funds in connection with investment policy decisions to be made by it regarding the Funds and, upon request, furnish the Manager and the Funds with research, economic and statistical data in connection with the Funds’ investments and investment policies;
(b) submit such reports and information as the Manager or the Funds may reasonably request to assist the Funds’ custodian (the “Custodian”) in its determination of the market value of securities held in the Funds;
(c) maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Manager, to the extent not maintained by the Manager or another agent of the Funds, and the Sub-Adviser hereby agrees that all records which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Funds copies of any such records upon a Fund’s request;
(d) To the extent reasonably requested by the Trust, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act, including, without limitation, providing the Chief Compliance Officer of the Trust with (a) current
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copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1); and
(e) Except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Funds, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Funds, and any and all trades of portfolio securities or other transactions effected for the Funds (including past, pending and proposed trades).
The Manager will be responsible for all class actions and lawsuits involving the Funds or securities held, or formerly held, in the Funds. The Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Funds, including those involving securities presently or formerly held in a Fund, or the issuers thereof, including actions involving bankruptcy. In the case of notices of class action suits received by the Sub-Adviser involving issuers presently or formerly held in a Fund, the Sub-Adviser shall promptly forward such notices to the Manager and, with the consent of the Manager, may provide information about the respective Fund to third parties for purposes of participating in any settlements relating to such class actions.
3. ALLOCATION OF EXPENSES.
Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Funds shall assume the expense of:
(a) brokerage commissions for transactions in the portfolio investments of the Funds and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;
(b) custodian fees and expenses;
(c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Funds to federal, state or other government agencies; and
(d) interest payable on any Fund borrowings.
The Sub-Adviser specifically agrees that with respect to the operation of the Funds, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Funds hereunder, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. If the Manager has agreed to limit the operating expenses of either Fund, the Manager shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit. Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Manager in the Management Agreement or any other agreement to which they are parties.
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4. SUB-ADVISORY FEES.
For all of the services rendered with respect to the Funds as herein provided, the Manager shall pay to the Sub-Adviser a fee (for the payment of which the Funds shall have no obligation or liability), based on the Current Net Assets of the Funds (as defined below), as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to either Fund during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the respective Fund’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which that Fund’s net assets were computed.
5. LIABILITY; STANDARD OF CARE.
The Sub-Adviser, its affiliates, agents and employees, shall be indemnified by the Manager against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):
(a) arising from Funds’ or the Manager’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or
(b) arising from the acts or omissions of the Manager, the Custodian or the Funds, their respective affiliates, agents or employees;
except for any such liability or loss which is due to the gross negligence, willful misconduct, or lack of good faith of the Sub-Adviser, its affiliates, agents and employees, or the Sub-Adviser’s reckless disregard of its duties and obligations. The Sub-Adviser shall also be without liability hereunder for any action taken or omitted by it in good faith and without gross negligence.
The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Funds; shall act at all times in the best interests of the Funds; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Funds for any loss (including brokerage charges) incurred by either Fund as a result of any investment made by the Sub-Adviser in violation of Section 2 hereof.
However, the Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.
Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Funds, shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with
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respect to any matter to the extent to which the loss, liability, claim, damage, or expense was determined by a court of competent jurisdiction to have been caused by the Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Sub-Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations or duties hereunder.
If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.
The provisions of this paragraph 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.
6. TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT
(a) This Agreement shall go into effect as to the Funds on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the latter of the date of approval by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Funds, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, or, (ii) if conducted, by the vote of a majority of the outstanding voting securities of the Funds. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Funds at least annually by (i) the Board of Trustees of the Trust (including the vote of a majority of the Trustees of the Trust who are not interested persons of the Funds, the Adviser or the Sub-Adviser at a meeting called for the purpose of voting on such approval) or, (ii) if conducted, by the vote of a majority of the outstanding voting securities of the Funds. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;
(b) This Agreement may be terminated by the Trust on behalf of the Funds, or by vote of a majority of the outstanding voting securities of a Fund, at any time, with or without cause, and without payment of any penalty. This Agreement may also be terminated by the Manager, with or without cause, and without payment of any penalty, upon ninety (90) days’ written notice to the respective Fund and the Sub-Adviser, and may be terminated by the Sub-Adviser, with or without cause, upon ninety (90) days’ written notice to the respective Fund and the Manager.
5

(c) This Agreement shall terminate automatically in the event of any assignment thereof, as defined in the 1940 Act. This Agreement will also terminate immediately in the event that the Management Agreement is terminated or not renewed.
(d) In the event of a termination or non-renewal of this Agreement, the Sub-Adviser shall cooperate in the orderly transfer of the respective Fund’s affairs and, at the request of the Board of Trustees or the Manager, transfer any and all books and records of the respective Fund maintained by the Sub-Adviser on behalf of the Fund to the Fund or its delegate.
7. SERVICES NOT EXCLUSIVE
The services of the Sub-Adviser to the Manager and the Funds are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Manager agrees that the Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to the Funds. Nothing in this Agreement shall be deemed to require the Sub-Adviser, its principals, affiliates, agents or employees to purchase or sell for the Funds any security which it or they may purchase or sell for its or their own account or for the account of any other client.
8. NO SHORTING; NO BORROWING
The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Manager agrees that neither it nor any of its officers or employees shall borrow from the Funds or pledge or use the Funds’ assets in connection with any borrowing not directly for the Funds’ benefit. For this purpose, failure to pay any amount due and payable to the Funds for a period of more than thirty (30) days shall constitute a borrowing.
9. AMENDMENT
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.
10. NONPUBLIC PERSONAL INFORMATION.
Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Funds (a) all records and other information relative to the Funds’ prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to
6

the Sub-Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.
11. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES
The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Funds’ certification obligations under the Sarbanes-Oxley Act.
12. REPORTS AND ACCESS
The Sub-Adviser agrees to supply such information to the Manager and to permit such compliance inspections by the Manager or the Funds as shall be reasonably necessary to permit the administrator to satisfy its obligations and respond to the reasonable requests of the Trust.
13. NOTIFICATION
The Sub-Adviser agrees that it will provide prompt notice to the Manager and Funds about material changes in the employment status of key investment management personnel involved in the management of the Funds, material changes in the investment process used to manage the Funds and any changes in senior management, operations or ownership of the Sub-Adviser’s Firm.
14. NOTICES
Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by electronic transmission, by hand or by commercial overnight delivery service, addressed as follows:

MANAGER:	Semper Capital Management, L.P. 52 Vanderbilt Avenue, Suite 401, New York, NY 10017 Attn: Chief Operating Officer

SUB-ADVISER:	Medalist Partners, LP 777 Third Avenue, Suite 1402, New York, NY 10017 Attn: [ ]

7

15. ASSIGNMENT
This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.
16. SEVERABILITY
If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.
17. CAPTIONS
The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
18. GOVERNING LAW
This agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Semper Capital Management, L.P. (Adviser By: __________________________ Name: Gregory A. Parsons Title: Chief Executive Officer

MEDALIST PARTNERS, LP (Sub-Adviser) By: Name: Title:

8

EXHIBIT A
to the Sub-Advisory Agreement

INVESTMENT GUIDELINES

Investment Objectives and Policies

As described in Funds’ current prospectus and SAI provided by Manager and as agreed to by Sub-Adviser.

Investment Restrictions

As described in Funds’ current prospectus and SAI provided by Manager and as agreed to by Sub-Adviser.

9

SCHEDULE A
to the Sub-Advisory Agreement

Annual Sub-Advisory Fee Rate

Based on Fund Assets	Semper MBS Total Return Fund	Semper Short Duration Fund
$0 up to $999,999,999	21.25 bps	11.25 bps
$1,000,000,000 to $1,249,999,999	23.50 bps	12.50 bps
$1,250,000,000 to $1,499,999,999	24.50 bps	13.00 bps
$1,500,000,000 to $1,999,999,999	26.00 bps	14.00 bps
$2,000,000,000 and above	30.00 bps	16.00 bps

10

SEMPER CAPITAL MANAGEMENT

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-478-5042 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Semper MBS Total Return Fund
A SERIES OF ADVISORS SERIES TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2023

The undersigned hereby appoints Jeffrey T. Rauman and Kevin J. Hayden, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on February 15, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-478-5042. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 15, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/semper/docs/2023mtg.pdf

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

Semper MBS Total Return Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment sub-advisory agreement among the Trust, on behalf of the Funds, Semper Capital Management, L.P., and Medalist Partners LP	○	○	○
2.
To approve for the Funds to operate under a “manager of managers arrangement, which would allow greater flexibility with respect to changing sub-advisory arrangements without shareholder approval, subject to prior approve by the Board of Trustees of the Trust
		○	○	○
3.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

Semper Short Duration Fund
A SERIES OF ADVISORS SERIES TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 15, 2023

The undersigned hereby appoints Jeffrey T. Rauman and Kevin J. Hayden, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Meeting of Shareholders of the Fund to be held at 11:00 a.m. Central time, on February 15, 2023, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Meeting”), and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-478-5042. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 15, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/semper/docs/2023mtg.pdf

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]

Semper Short Duration Fund	PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _______________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve an investment sub-advisory agreement among the Trust, on behalf of the Funds, Semper Capital Management, L.P., and Medalist Partners LP	○	○	○
2.
To approve for the Funds to operate under a “manager of managers arrangement, which would allow greater flexibility with respect to changing sub-advisory arrangements without shareholder approval, subject to prior approve by the Board of Trustees of the Trust
		○	○	○
3.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]     [BAR CODE HERE]      [CUSIP HERE]